STAR MARKETS COMPANY, INC.

                         NOTICE OF CHANGE OF CONTROL
                   RELATING TO STAR MARKETS COMPANY, INC.
             13% SENIOR SUBORDINATED NOTES DUE NOVEMBER 1, 2004
                            -----------------

      THE CHANGE OF CONTROL REPURCHASE DATE IS AUGUST 31, 1999. IN ORDER TO EXERCISE YOUR REPURCHASE RIGHT, THE ENCLOSED NOTICE OF EXERCISE OF REPURCHASE RIGHT AND LETTER OF TRANSMITTAL MUST BE RECEIVED BEFORE 5:00P.M., NEW YORK CITY TIME, ON AUGUST 26, 1999.
                           ------------------

To the Holders of the 13% Senior Subordinated Notes
Due November 1, 2004, of Star Markets Company, Inc.:

     On November 25, 1998, Star Markets Holdings, Inc., a Massachusetts corporation ("Holdings"), Star Markets Company, Inc., a Massachusetts corporation (the "Company') and a wholly-owned subsidiary of Holdings, certain other stockholders of Holdings (each individually a "Seller", collectively, the "Sellers"), and J Sainsbury plc, a company organized under the laws of England and Wales ("Sainsbury" and together with its wholly-owned subsidiary, Shaw's Holdings Inc., a Massachusetts corporation, the "Purchaser"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which Sainsbury agreed to buy, and the Sellers agreed to sell, all the issued and outstanding capital stock of Holdings (the "Shares"). The sale of the Shares pursuant to the Stock Purchase Agreement was completed on June 29, 1999 (the "Closing").

Notice of Change of Control

      NOTICE IS HEREBY GIVEN, pursuant to Section 4.08 of the Indenture, dated as of November 1, 1994, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), relating to the 13% Senior Subordinated Notes due November 1, 2004 (the "Notes") of the Company (the "Indenture"), of the occurrence of a Change of Control (as defined in
Section 1.01 of the Indenture) resulting from the Closing under the Stock Purchase Agreement. As a result of the Change of Control, each holder of a Note (a "Holder") has the right, at such Holder's option, to require the Company to purchase all or any part of such Holder's Notes on the Change of Control Repurchase Date (as defined below) at the Change of Control Repurchase Price (as defined below), together with accrued and unpaid interest to the Change of Control Repurchase Date, in accordance with the terms of the Indenture and this Notice of Change of Control.

      (1) Change of Control Repurchase Date: The Company will repurchase on August, 31, 1999 (the "Change of Control Repurchase Date") all Notes for which the right to require repurchase has been validly and timely exercised on or prior to the Final Exercise Date specified below.

      (2) Change of Control Repurchase Price: Each Note, or portion thereof, in respect of which an election to require the Company to purchase such Note has been validly and timely exercised will be repurchased at a price in cash equal to 101% of the principal amount thereof (the "Change of Control Repurchase Price") plus accrued and unpaid interest to the Change of Control Repurchase Date.

      (3) Final Exercise Date: In order to exercise the right to require the Company to repurchase Notes on the Change of Control Repurchase Date at the Change of Control Repurchase Price, the right to require the Company to repurchase such Notes must be validly exercised by the Holder of the Notes on or before 5:00 p.m., New York City time, on August 26, 1999 (the "Final Exercise Date"), by delivering to the Trustee the duly completed Notice of Exercise of Repurchase Right and Letter of Transmittal (the "Letter of Transmittal") accompanying this Notice of Change of Control or other written notice specifying the information contained in the Letter of Transmittal accompanying this Notice of Change of Control.

Repayment

      In the event a Holder of a Note validly exercises its repurchase right on or prior to the Final Exercise Date in accordance with the procedures described in this Notice of Change of Control, the Company shall, on the Change of Control Repurchase Date, pay or cause to be paid in cash to such Holder, the Change of Control Repurchase Price of the Note or Notes as to which the repurchase right is exercised, together with accrued and unpaid interest on such Note or Notes to the Change of Control Repurchase Date. On or prior to the Change of Control Repurchase Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the Change of Control Repurchase Price of the Note or Notes which are to be repaid on the Change of Control Repurchase Date, together with accrued and unpaid interest on such Note or Notes to the Change of Control Repurchase Date. Upon such a timely deposit of such amount the Company shall be deemed to have repaid the Change of Control Repurchase Price of such Note or Notes, and from and after the Change of Control Repurchase Date, the Note or Notes so repaid on the Change of Control Repurchase Date shall cease to accrue interest.

Partial Exercise of Repurchase Right

      In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Note, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Note or Notes in the aggregate principal amount of the unrepurchased portion of such surrendered Note.

Failure to Exercise

      In the event a Holder of Notes does not exercise a right to require the Company to purchase such Holder's Notes, or such Holder exercises its rights to receive the Change of Control Repurchase Price amount with respect to less than the entire principal amount of a surrendered Note, each outstanding Note, or portion thereof, will remain outstanding in accordance with the terms of the Indenture. Under the terms of the Indenture the Company has the right to redeem the Notes beginning on November 1, 1999 for a price equal to 106.5% of the principal amount of the Notes.

Procedures for Exercising Right to Require Repurchase

      The right of a Holder of Notes to require the Company to repurchase such Holder's Notes on the Change of Control Repurchase Date at the Change of Control Repurchase Price (the "Repurchase Right") expires on the Final Exercise Date at 5:00 p.m. New York City time. All Notes to be repurchased, together with a copy of the accompanying Letter of Transmittal, must have been received by the Trustee by such time. Any Notes received by the Trustee together with the attached Letter of Transmittal after 5:00 p.m., New York City time on the Final Exercise Date may result in such Notes not being repurchased by the Company on the Change of Control Repurchase Date.
Holders who elect to exercise their Repurchase Right may do so by surrendering such Notes, together with a duly executed Letter of Transmittal, to the Trustee prior to 5:00 p.m. , New York City time, on the Final Exercise Date, by hand or by mail at the address specified below.

      Notes must be surrendered, duly endorsed in blank, and must be accompanied by a properly completed Letter of Transmittal in the form accompanying this Notice of Change of Control, or other written notice specifying the information required to be contained in the Letter of Transmittal accompanying this Notice of Change of Control.

Withdrawal of Repurchase Election

      Holders of the Notes are entitled to withdraw their election if the Trustee of the Company receives not later than one business day prior to the Change of Control Repurchase Date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Note purchased.

Additional Information

      Additional copies of this Notice or the Letter of Transmittal may be obtained from the Trustee at 2 Avenue de Lafayette, Corporate Trust Department, Fifth Floor, Boston, Massachusetts or by telephoning (617) 662-1544 or by facsimile (617) 662-1452.


July 29, 1999                                     STAR MARKETS COMPANY, INC.


If you wish to exercise your right to require the Company to repurchase your Notes, your Note Certificate(s) and related Notice of Exercise of Repurchase Right and Letter of Transmittal must be RECEIVED by State Street Bank and Trust Company prior to 5:00 p.m. (New York City time) at one of the addresses set forth below, on August 26, 1999.

      NOTICE OF EXERCISE OF REPURCHASE RIGHT and LETTER OF TRANSMITTAL
                         STAR MARKETS COMPANY, INC.

      (To accompany certificate(s) for 13% Senior Subordinated Notes Due November 1, 2004 when surrendered for repurchase.)

      If you wish to have your Note(s) repurchased, the Note(s) must be surrendered to, or if surrender of Notes is to be made by book-entry transfer, to an account maintained by State Street Bank and Trust Company at The Depository Trust Company ("DTC"), and the related Notice of Exercise of Repurchase Right and Letter of Transmittal must be received by State Street Bank and Trust Company at the address set forth below prior to 5:00 p.m. (New York City time) on August 26, 1999 (the "Final Exercise Date").

                     STATE STREET BANK AND TRUST COMPANY

By Hand or Overnight Courier to:         By Mail to:
                                        (Registered or Certified
                                         Mail Recommended)

State Street Bank and Trust Company      State Street Bank and Trust Company
2 Avenue de Lafayette                    Corporate Trust Department
Fifth Floor, Corporate Trust Department  P.O. Box 778
Boston, Massachusetts 02111-1724         Boston, Massachusetts 02102-0778


Ladies and Gentlemen:

      Surrendered herewith are certificates representing 13% Senior Subordinated Notes Due November 1, 2004 (the "Notes") of Star Markets Company, Inc. (the "Company") numbered and registered as listed below for repurchase by the Company on August 31, 1999 (the "Change of Control Repurchase Date") at a price equal to 101% of the principal amount thereof (the "Change of Control Repurchase Price"), together with accrued and unpaid interest thereon to the Change of Control Repurchase Date. By signing this Notice of Exercise of Repurchase Right and Letter of Transmittal the undersigned hereby elects to exercise the undersigned's right to require the Company to repurchase the Notes represented by the certificates surrendered herewith on the Change of Control Repurchase Date at the Change of Control Repurchase Price in accordance with the terms of the Indenture, dated as of November 1, 1994, between the Company and State Street Bank and Trust Company, as Trustee, pursuant to which such Notes were issued.


      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that checks for the Change of Control Repurchase Price be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Change of Control Repurchase Price be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Notes not surrendered for repurchase will be issued to the undersigned or, in the case of book-entry transfer of Notes, will be credited to the account indicated below maintained at DTC.


                                   ITEM A.
                       DESCRIPTION OF Notes PRESENTED
                       ------------------------------

Name and Address of Registered        Certificates Transmitted
Holder (If the name and address       (Please fill in numbers and amounts
shown are not correct, please         and attach signed list if space below
indicate any changes necessary.)      is inadequate.)
---------------------------------------------------------------------------

                                  Certificate Number(s)*  Principal Amount**
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                                         Total
                                                         Principal
                                                         Amount $
----------------------------------------------------------------------------

                             BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF SURRENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TRUSTEE WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Surrendering Institution:
                                       ------------------------------
      DTC Account Number:
                         --------------------------------------------
      Transaction Code Number:
                              ---------------------------------------

* Need not be completed if Notes are being surrendered by book-entry transfer.

** amount transmitted will be treated in accordance with the instructions in Item B below.


       PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY


                                   ITEM B.
                          Note HOLDER(S) SIGN HERE
                     (Signature and Substitute Form W-9)
                             (See Instruction 6)
                   ---------------------------------------

Please sign exactly as your name(s) appear(s) on your certificate(s).

The undersigned represents that the undersigned has read and agrees to all of the terms and conditions set forth in this Letter of Transmittal. Furthermore, by signing below the undersigned certifies, under penalties of perjury, 1) that the number shown below is his correct Tax Identification Number, or if not, that the correct number is shown below, and (2) that he is NOT subject to backup withholding because (a) he has not been notified that he is subject to backup withholding as a result of a failure to report the interest or dividends, or (b) the IRS has notified him that he is no longer subject to backup withholding.

Checks will be issued only in the name of the person(s) submitting the Notice of Exercise of Repurchase Right and Letter of Transmittal and will be mailed to the address shown in the box entitled "Name and Address of Registered Holder" unless the Special Delivery or Special Issuance Instructions are completed.

                                            ----------------------------
                                            Signature of Holder(s)

                                            Dated:      , 1999
                                                  ------

                                            ----------------------------
                                            Social Security or other Tax
                                            Identification Number


                                   ITEM D.
                        SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check is to be issued in the name of the registered holder(s) of the Note but is to be sent to another person or address other than as shown in the box entitled "Name and Address of Registered Owner".

                                       Issue Check to:

                                       Name:
                                            --------------------------------
                                                      Please Print
                                       Address:
                                               -----------------------------
                                               -----------------------------
                                                                    Zip Code


                                   ITEM C.
                        SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the check is to be issued in the name of someone other than the registered holder(s) of the Note or the name of the registered holder(s) needs to be corrected or changed.

                                       Issue Check to:

                                        Name:
                                             -------------------------------
                                                      Please Print
                                        Address:
                                                ----------------------------
                                                ----------------------------
                                                                    Zip Code

                                       -------------------------------------
                                       Social Security or other Tax
                                       Identification Number

-->All Note Holders MUST sign here.


                                   ITEM E.
                             SIGNATURE GUARANTEE
                  Apply Signature Guarantee Medallion Below
                             (See Instruction 3)

If signature is by a person(s) other than the registered holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, please provide the following information.

                                       Name:
                                            --------------------------------
                                                      Please Print
                                       Capacity:
                                                ----------------------------
                                                                    Zip Code


                                INSTRUCTIONS

1.    General

      Please do not send Note certificates directly to the Company. Your Note certificates, together with your signed and completed Notice of Exercise of Repurchase Right and Letter of Transmittal and any required supporting documents, should be mailed, or otherwise delivered, to State Street Bank and Trust Company at one of the appropriate addresses indicated on the front hereof.

2.    If You Wish to Have Your Notes Repurchased

      If you wish to have your Note(s) repurchased by the Company for cash, the Notes transmitted herewith or timely confirmation of book-entry transfer of such Notes into State Street Bank and Trust Company's account at DTC and the properly completed Notice of Exercise of Repurchase Right and Letter of Transmittal should be sent to State Street Bank and Trust Company at one of the addresses indicated on the front hereof by no later than 5:00 p.m., New York City time, on the Final Exercise Date, August 26, 1999. Payment will be sent to you when the Notes transmitted herewith or timely confirmation of book-entry transfer of such Notes into State Street Bank and Trust Company's account at DTC and the properly completed Notice of Exercise of Repurchase Right and Letter of Transmittal and any required supporting documents have been received by State Street Bank and Trust Company, but in no event earlier than the Change of Control Repurchase Date, August 31, 1999.

3.    Signature, Assignments and Signature Guarantee Requirements

      If this Letter of Transmittal is signed by the registered holder(s) of the Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered holder(s).

      If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a bank, broker or other institution which is a member of a Medallion Signature Guarantee Program.

      If the Letter of Transmittal is signed in Item B by someone other than the registered owner, who is not a person described in the preceding paragraph, the Note certificates must be properly endorsed or be accompanied by appropriate bond powers, properly executed by the registered owner(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered owner(s) appear on the Note(s), and the signature(s) must be properly guaranteed by a bank, broker or other institution which is a member of a Medallion Signature Guarantee Program.

      If the Note certificates are endorsed by, or accompanied by bond powers signed by, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a bank, broker or other institution which is a member of a Medallion Signature Guarantee Program.

4.    Lost or Destroyed Certificates for Notes

      If your Note certificates have been either lost or destroyed, notify State Street Bank and Trust Company of this fact promptly at the address set forth for hand delivery on the front hereof or by telephoning (617) 662-1544. You will then be instructed as to the steps you must take in order to have your Notes repurchased. This Letter of Transmittal and related documents cannot be processed until the lost certificates procedures have been completed.

5.    Questions on How to Submit Your Note Certificates

      Questions and requests for assistance on how to submit your Note certificates, as well as requests for additional copies of this Notice of Exercise of Repurchase Right and Letter of Transmittal, should be directed to State Street Bank and Trust Company at the address set forth for hand delivery on the front hereof or by telephoning (617) 662-1544.

6.    Important Information Regarding 31% Backup Withholding

      Under the federal income tax law, the person signing this Letter of Transmittal must report and certify his or her social security or other taxpayer identification number and further certify that he or she is not subject to backup withholding due to notified underreporting. Failure to complete this information below could result in certain penalties as well as backup withholding of 31% of payments due to the person signing this Letter of Transmittal. The box entitled "Note Holder(s) Sign Here" constitutes a Substitute Form W-9 for use in reporting this information. If the person signing this Letter of Transmittal has been notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding and the IRS has not subsequently notified the person signing this Letter of Transmittal that backup withholding has terminated, the person signing this Letter of Transmittal must strike out the language in Item B in the box captioned "Note Holder(s) Sign Here."